UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 1, 2012

(Date of earliest event reported)

SANDRIDGE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33784	20-8084793
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

123 Robert S. Kerr Avenue

Oklahoma City, Oklahoma

(Address of principal executive offices)

73102

(Zip Code)

(405) 429-5500

Registrant’s telephone number, including area code:

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Equity Purchase Agreement

On February 1, 2012, SandRidge Energy, Inc. (the “Company”) and Dynamic Offshore Holding, LP (the “Seller”) entered into an Equity Purchase Agreement (the “Equity Purchase Agreement”), pursuant to which the Company will acquire 100% of the outstanding equity interests of Dynamic Offshore Resources, LLC, a Delaware limited liability company and wholly-owned subsidiary of Seller (“Dynamic”). The Equity Purchase Agreement provides that, at the closing, the Company will pay to the Seller 73,961,554 shares of Company common stock and $681,828,337 in cash.

Consummation of the transaction is subject to customary conditions, including compliance with the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvement Act and the absence of any material adverse effect relating to Dynamic. The Company and the Seller have agreed to certain interim operating covenants through the closing.

The Equity Purchase Agreement may be terminated by the Company or the Seller if the acquisition has not been closed by May 31, 2012. The Agreement may also be terminated by either party for certain breaches of representations, warranties or covenants by the other party or by mutual written consent.

Each of the Company and the Seller has made customary representations and warranties and covenants. The assertions embodied in the representations and warranties were made solely for purposes of the contract between the Company and the Seller and are not intended to provide factual, business, or financial information about the Company or the Seller. Moreover, some of the representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to stockholders or may have been used for purposes of allocating risk between the Company and the Seller rather than establishing matters as facts.

In connection with the Equity Purchase Agreement, the majority equity holder of the Seller delivered a lock-up letter to the Company, pursuant to which such holder agreed not to sell shares of Company common stock received in connection with the transaction for a period of three months after the closing thereof.

The Equity Purchase Agreement is filed as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Equity Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Equity Purchase Agreement.

Registration Rights Agreement

On February 1, 2012, the Company and the Seller entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Company has agreed to file with the SEC an automatic shelf registration statement (the “Shelf Registration Statement”) relating to the resale of shares of Company common stock issued to Seller pursuant to the Equity Purchase Agreement (the “Registrable Shares”). The Company also agreed to use its reasonable best efforts keep such Shelf Registration Statement continuously effective, subject to certain conditions and other limitations.

If the Company is not eligible to use the Shelf Registration Statement, the Company has agreed to post-effectively amend the Shelf Registration Statement or file a new Registration Statement on Form S-3, in order to permit the sale of Registrable Shares. Further, the Company has accorded holders of Registrable Shares certain demand registration rights and, in connection therewith, agreed to undertake a limited number of underwritten offerings in respect of the Registrable Shares, subject to certain conditions and other limitations. In addition, the Company has agreed that holders of Registrable Shares may participate in a registration of the Company’s common stock undertaken after the closing of the transactions contemplated under the Equity Purchase Agreement, subject to certain conditions and other limitations.

The Registration Rights Agreement also contains a two-year standstill provision, pursuant to which holders of Registrable Shares are prohibited from acquiring additional shares of Company common stock, making acquisition proposals to or for the Company and taking other specified actions during such period, subject to certain conditions and other limitations.

The description above is qualified in its entirety by the Registration Rights Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 8.01. Other Events.

Financing Commitment

In connection with its entry into the Equity Purchase Agreement, the Company has entered into an agreement with Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, SunTrust Bank, SunTrust Robinson Humphrey, Inc., The Royal Bank of Scotland plc and RBS Securities Inc. which contains commitments for a $725 million senior unsecured bridge term loan facility. The facility would mature twelve months after the closing date of the transactions contemplated under the Equity Purchase Agreement, with any outstanding balance as of that date converted into senior unsecured rollover loans, subject to certain limited conditions.

The bridge term loan facility is intended to be used to provide the cash consideration payable under the Equity Purchase Agreement, the costs and expenses related to the transactions contemplated by the Equity Purchase Agreement and the repayment of certain existing indebtedness of Dynamic, to the extent that the Company does not finance such consideration through the issuance of debt securities at or prior to the closing of the transactions contemplated by the Equity Purchase Agreement. Final terms of the debt financing will be set forth in definitive agreements relating to such indebtedness.

Press Release

On February 1, 2011, the Company issued a press release announcing that it has entered into the Equity Purchase Agreement. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Caution Concerning Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements express a belief, expectation or intention and are generally accompanied by words that convey projected future events or outcomes. The forward-looking statements include statements relating to when we expect to close the proposed transaction. We have based these forward-looking statements on our current expectations and assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances. However, whether actual results and developments will conform with our expectations and predictions is subject to a number of risks and uncertainties, including the ability to obtain governmental approvals of the acquisition on the proposed terms and schedule, the availability and terms of capital, and other factors, many of which are beyond our control. We refer you to the discussion of risk factors in our Annual Report on Form 10-K for the year ended December 31, 2010 filed with the SEC and our Quarterly Reports on Form 10-Q filed with the SEC for the quarters ended March 31, June 30, and September 30, 2011. All of the forward-looking statements made in this Current Report on Form 8-K are qualified by these cautionary statements. Such statements are not guarantees of future performance and actual results or developments may differ materially from those projected in the forward-looking statements. We undertake no obligation to update or revise any forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Equity Purchase Agreement, dated as of February 1, 2012, among SandRidge Energy, Inc., Dynamic Offshore Holding, LP and R/C Dynamic Holdings, L.P. (solely with respect to Section 9.2).

10.1	Registration Rights Agreement, dated as of February 1, 2012, between SandRidge Energy, Inc. and Dynamic Offshore Holding, LP.

99.1	Press release issued by SandRidge Energy, Inc. dated February 1, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDRIDGE ENERGY, INC. (Registrant)

Date: February 3, 2012	By:	/s/ James D. Bennett
		Name:	James D. Bennett
		Title:	Executive Vice President and
Chief Financial Officer